UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 28, 2022
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in the third bullet under Item 5.07(b) below is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The 2022 Annual Meeting of Shareholders was held on April 28, 2022.

(b)    At the 2022 Annual Meeting of Shareholders, the shareholders:

•elected all 14 Director nominees named in the 2022 Proxy Statement to the Company's Board of Directors;

•approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the “Compensation Discussion and Analysis” section of the 2022 Proxy Statement and the compensation of the Company's executive officers named in the 2022 Proxy Statement, as disclosed therein;

•approved the Company's 2022 Long-Term Incentive Plan (the ”2022 Plan”), which was previously approved by the Company's Board of Directors on March 7, 2022; a description of the terms and conditions of the 2022 Plan and the amounts payable thereunder is included in the 2022 Proxy Statement under "Item 3: Approval of the Company's 2022 Long-Term Incentive Plan,” beginning on page 110 of the 2022 Proxy Statement; the description of the 2022 Plan in the 2022 Proxy Statement is qualified in its entirety by reference to the full text of the 2022 Plan, which is attached as Appendix A to the 2022 Proxy Statement;

•ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year 2022;

•did not approve the shareholder proposal for a civil rights, equity, diversity & inclusion audit proposal;

•approved the shareholder proposal for a third party racial justice audit;

•did not approve the shareholder proposal for a report on government financial support and access to COVID-19 vaccines and therapeutics;

•did not approve the shareholder proposal for a report on public health costs of protecting vaccine technology;

•did not approve the shareholder proposal to discontinue global sales of baby powder containing talc;

•did not approve the shareholder proposal for a request for charitable donations disclosure;

•did not approve the shareholder proposal for a third party review and report on lobbying activities alignment with the Company's position on universal health coverage;

•did not approve the shareholder proposal to adopt policy to include legal and compliance costs in incentive compensation metrics; and

•did not approve the shareholder proposal for CEO compensation to weigh workforce pay and ownership.

The following are the final voting results for each of the thirteen items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
D. Adamczyk	1,821,875,407	21,631,193	5,530,991	346,482,920
M. C. Beckerle	1,827,119,327	16,556,459	5,361,805	346,482,920
D. S. Davis	1,804,888,350	38,606,493	5,542,748	346,482,920
I. E. L. Davis	1,794,374,557	48,881,358	5,781,676	346,482,920
J. A. Doudna	1,821,404,683	22,800,923	4,831,985	346,482,920
J. Duato	1,835,249,999	8,652,237	5,135,355	346,482,920
A. Gorsky	1,744,897,480	98,478,059	5,662,052	346,482,920
M. A. Hewson	1,792,683,677	51,493,950	4,859,964	346,482,920
H. Joly	1,793,561,898	49,872,480	5,603,213	346,482,920
M. B. McClellan	1,695,564,934	147,919,856	5,552,801	346,482,920
A. M. Mulcahy	1,730,711,988	113,274,497	5,051,106	346,482,920
A. E. Washington	1,802,878,123	40,670,398	5,489,070	346,482,920
M. A. Weinberger	1,815,423,637	28,240,835	5,373,119	346,482,920
N. Y. West	1,834,814,211	8,991,427	5,231,953	346,482,920

2.    Advisory Vote to Approve Named Executive Officer Compensation:

For	1,579,815,895
Against	257,738,128
Abstain	11,483,568
Non-Votes	346,482,920

3.    Approval of the Company's 2022 Long-Term Incentive Plan

For	1,675,020,466
Against	165,231,757
Abstain	8,785,368
Non-Votes	346,482,920

4.    Ratification of Appointment of PricewaterhouseCoopers LLC as the Independent Registered Public Accounting Firm for 2022:

For	2,041,408,099
Against	147,081,482
Abstain	7,030,930
Non-Votes	N/A

6.    Shareholder Proposal - Civil Rights, Equity, Diversity & Inclusion Audit Proposal:

For	50,182,969
Against	1,777,981,079
Abstain	20,873,543
Non-Votes	346,482,920

7.    Shareholder Proposal - Third Party Racial Justice Audit:

For	1,144,529,241
Against	682,570,135
Abstain	21,938,215
Non-Votes	346,482,920

8.    Shareholder Proposal - Report on Government Financial Support and Access to COVID-19 Vaccines and Therapeutics:

For	616,715,019
Against	1,207,732,861
Abstain	24,589,711
Non-Votes	346,482,920

9.    Shareholder Proposal - Report on Public Health Costs of Protecting Vaccine Technology:

For	156,919,718
Against	1,650,063,722
Abstain	42,054,151
Non-Votes	346,482,920

10.    Shareholder Proposal - Discontinue Global Sales of Baby Powder Containing Talc:

For	279,116,458
Against	1,506,309,151
Abstain	63,611,982
Non-Votes	346,482,920
11. Shareholder Proposal - Request for Charitable Donations Disclosure:

For	74,744,360
Against	1,762,811,483
Abstain	11,481,748
Non-Votes	346,482,920

12. Shareholder Proposal - Third Party Review and Report on Lobbying Activities Alignment with Position on Universal Health Coverage:

For	794,680,143
Against	1,042,341,388
Abstain	12,016,060
Non-Votes	346,482,920

13. Shareholder Proposal - Adopt Policy to Include Legal and Compliance Costs in Incentive Compensation Metrics:

For	877,012,827
Against	961,185,621
Abstain	10,839,143
Non-Votes	346,482,920

14. Shareholder Proposal - CEO Compensation to Weigh Workforce Pay and Ownership:

For	196,312,525
Against	1,617,183,502
Abstain	35,541,564
Non-Votes	346,482,920

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	April 29, 2022	By:	/s/ Matthew Orlando
Matthew Orlando Secretary